EXHIBIT 99.2
                                                                    ------------

[LOGO] MERRILL LYNCH
CONFIRMATION OF OTC WARRANT TRANSACTION



DATE:          APRIL 10, 2007

TO:            CHATTEM, INC. ("COUNTERPARTY")

FROM:          MERRILL LYNCH INTERNATIONAL ("MLI")

MLI REFERENCE: 078110311

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Dear Sir / Madam:

               The purpose of this letter agreement (this "CONFIRMATION") is to confirm the terms and conditions of the above-referenced transaction entered into among Counterparty, MLI and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "AGENT" or "MLPFS") on the Trade Date specified below with respect to 1,161,245 Warrants and on the date hereof with respect to the remainder of the Number of Warrants. (the "TRANSACTION"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

               The definitions and provisions contained in the 2000 ISDA Definitions (the "SWAP DEFINITIONS") and the 2002 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS" and, together with the Swap Definitions, the "DEFINITIONS"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern, and in the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Share Option Transaction" for the purposes of the Equity Definitions and to a "Swap Transaction" for the purposes of the Swap Definitions. For purposes of this Transaction, "Warrant Style", "Warrant Type", "Number of Warrants" and "Warrant Entitlement" (each as defined below) shall be used herein as if such terms were referred to as "Option Style", "Option Type", "Number of Options" and "Option Entitlement", respectively, in the Definitions.

               This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. This Confirmation (notwithstanding anything to the contrary herein), shall be subject to, and form part of, an agreement in the 1992 form of the ISDA Master Agreement (Multicurrency Cross Border) (the "MASTER AGREEMENT" or "AGREEMENT") as if we had executed an agreement in such form (but without any Schedule, with the elections specified in the "ISDA Master Agreement" Section of this Confirmation and amended in the manner specified in Appendix B to the ISDA User's Guide to the 2002 Master Agreement to implement the "Close-out Amount") on the Trade Date. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. The parties hereby agree that the Transaction evidenced by this Confirmation shall be the only Transaction subject to and governed by the Agreement.

               The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:
--------------

Trade Date:               April 4, 2007

Effective Date:           April 11, 2007, subject to cancellation of the
                          Transaction prior to 5:00 p.m. (New York City time) on such date by the Counterparty or MLI. In the event of such cancellation, any payments previously made hereunder, including the

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                          Premium, shall be returned to the person making such
                          payment. In addition, Counterparty shall reimburse MLI for any costs or expenses (including market losses) relating to the unwinding of its hedging activities in connection with the Transaction (including any loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position); provided that in no event shall the amount of such reimbursement exceed $2,125,000. In the event that MLI has any realized profit resulting from its hedge positions established in connection with the Transaction (net of all costs and expenses relating or allocable thereto, including any trading costs and funding charges), MLI shall pay such amount to Counterparty. The amount of any such payment shall be determined by MLI in its sole good faith discretion, and the relevant party shall pay such amount in immediately available funds no later than the Currency Business Day following notification by MLI of its determination of such amount.

Warrant Style:            European

Warrant Type:             Call

Seller:                   Counterparty

Buyer:                    MLI

Shares: Shares of common stock, without par value, of Counterparty (Security Symbol: "CHTT").

Number of Warrants:       1,366,171

Daily Number of Warrants: For any day, the unexercised Number of Warrants on such day DIVIDED by the remaining number of Expiration Dates (including such day) and rounded down to the nearest whole number, with the balance of the Number of Warrants exercised on the final Expiration Date.

Warrant Entitlement:      One (1) Share per Warrant

Strike Price:             $94.45

Premium:                  $17,430,000

Premium Payment Date:     The Effective Date; provided no cancellation of the
                          Transaction has occurred prior to 5:00 p.m. (New York
                          City time) on such date by the Counterparty.

Exchange:                 NASDAQ Global Market

Related Exchange(s):      All Exchanges

Full Exchange Business
Day: A Scheduled Trading Day that has a scheduled closing time for its regular trading session at 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the Exchange and is not a Disrupted Day.

PROCEDURES FOR EXERCISE:
------------------------

Expiration Time:          11:59 p.m. (New York City time).

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Expiration Dates:         The fifteen (15) consecutive Full Exchange Business
                          Days beginning on and including August 1, 2014 each shall be an Expiration Date for a number of Warrants equal to the Daily Number of Warrants on such date.

Exercise Dates:           Each Expiration Date

Automatic Exercise:       Applicable; provided that Section 3.4(a) of the Equity
                          Definitions shall apply to Net Physical Settlement;
                          and provided further that, unless all Warrants have been previously exercised hereunder, a number of Warrants for each Expiration Date equal to the Daily
                          Number of Warrants for such Expiration Date shall be deemed to be automatically exercised.

Counterparty's Telephone
Number and Telex and/or
Facsimile Number and
Contact Details for
purpose of Giving Notice: Address:   Chattem, Inc.
                                     1715 West 38th Street
                                     Chattanooga, TN  37409
                          Attn:      Theodore K. Whitfield, Jr., General Counsel
                          Tel:       423-822-3625
                          Fax:       423-821-6423


VALUATION:
----------

Valuation Dates:          Each Exercise Date

SETTLEMENT TERMS:
-----------------

Settlement Price:         For each Valuation Date, the Volume Weighted Average
                          Price of the Shares ("VWAP") calculated from 9:45 a.m.
                          to 3:45 p.m., as observed on the Bloomberg "VAP" Page.
                          Section 6.3(a) of the Equity Definitions is hereby amended by replacing the words "during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or
                          Knock-out Valuation Time, as the case may be" with the following words: "prior to 3:45 p.m. on the relevant
                          Valuation Date".

Settlement Method:        Net Physical Settlement only.

Net Physical Settlement:  Subject to "Covenants relating to Net Physical
                          Settlement" below, Counterparty shall deliver to MLI on the Settlement Date a number of Shares (the "DELIVERED SHARES") equal to the Share Delivery Quantity, provided that in the event that the number of Shares calculated comprises any fractional Share, only whole Shares shall be delivered and an amount in cash equal to the value of such fractional share shall be payable by the Counterparty to MLI in lieu of such fractional Share.

Share Delivery Quantity:  For each Exercise Date, a number of Shares, as calculated by the Calculation Agent, equal to the Net Physical Settlement Amount for such Exercise Date divided by the Settlement Price on the Valuation Date in respect of such Settlement Date plus an amount in cash in lieu of any fractional shares (based on the Settlement Price).

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Net Physical Settlement
Amount: For any Exercise Date, an amount equal to the product of (i) the Number of Warrants being exercised on the relevant Exercise Date, (ii) the Strike Price Differential for such Exercise Date and (iii) the Warrant Entitlement.

Strike Price Differential:For any Valuation Date, (i) if the Settlement Price is
                          greater than the Strike Price, an amount equal to the excess of such Settlement Price over the Strike Price for such Valuation Date or (ii) if such Settlement Price is less than or equal to the Strike Price, zero.

Settlement Date:          Settlement with respect to each Exercise Date shall
                          occur on the third (3rd) Full Exchange Business Day following the final Valuation Date, provided that MLI shall have the right to request by prior written notice to Counterparty on no more than five occasions a Settlement Date with respect to any Exercise Date and the related Share Delivery Quantity that is three
                          (3) Full Exchange Business Days following such
                          Exercise Date. Such request shall not unreasonably be denied.

Covenants relating to
Physical Settlement:      If, in connection with or six months following
                          delivery of Shares hereunder, MLI notifies the Counterparty that MLI has reasonably determined after advice from counsel that there is a considered risk that such Shares are subject to restrictions on transfer in the hands of MLI pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended ("SECURITIES ACT"), then Counterparty shall either (i) file a registration statement covering the resale of such Shares by MLI and use its commercially reasonable efforts to cause the registration statement to be declared effective or
                          (ii) agree to deliver additional Shares so that the value of such Shares as determined by the Calculation
                          Agent to reflect an appropriate liquidity discount, equals the value of the number of Shares that would otherwise be deliverable if such Shares were freely tradable upon receipt by MLI.

                          (A) If Counterparty elects to deliver Shares as described in above clause (i), then Counterparty shall

                          (a) afford MLI a reasonable opportunity to conduct a due diligence investigation with respect to Counterparty that is customary in scope for underwritten offerings of equity securities that yields a result reasonably satisfactory to MLI;

                          (b) promptly make available to MLI an effective registration statement for resale of such delivered Shares (the "REGISTRATION STATEMENT") in form and content reasonably satisfactory to MLI and Counterparty and filed pursuant to Rule 415 under the Securities Act, and such prospectuses as MLI may reasonably request to comply with the applicable prospectus delivery requirements (the "PROSPECTUS") for the resale by MLI of such number of Shares as MLI shall reasonably specify in accordance with this paragraph, such Registration Statement to be effective and Prospectus to be current until the earliest of the date on which (1) all Delivered Shares have been sold by MLI, (2) MLI has advised Counterparty that it no longer requires that such Registration Statement be effective, (3) all remaining Delivered Shares could be sold by MLI without registration pursuant to Rule 144 promulgated under the Securities Act (the "REGISTRATION PERIOD") or (4) Counterparty has provided a legal opinion in form and substance satisfactory to MLI (with customary assumptions and exceptions) that the Shares issuable upon exercise of these Warrants will be freely tradable under the Securities Act upon delivery to MLI and not subject to any legend restricting transferability. It is understood that the Registration Statement and Prospectus will cover a number of Shares equal to the aggregate number of Shares (if any) reasonably estimated by MLI to be potentially

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                          deliverable by Counterparty in connection with Net
                          Physical Settlement hereunder (not to exceed the Maximum Deliverable Share Amount) and shall be subject to the same suspension of sales during "blackout dates" as provided in the following paragraph; and

                          (c) Counterparty will enter into a registration rights agreement with MLI in form and substance reasonably acceptable to MLI, which agreement will contain among other things, MLI's agreement to obtain clearance from Counterparty prior to its first use of the prospectus contained in the registration statement and thereafter on a monthly basis, to ensure that Counterparty has not imposed a "blackout period," customary representations and warranties and indemnification, restrictions on sales during "blackout dates" as provided for in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") entered into by the Counterparty on or about April 11, 2007, provide for delivery of comfort letters and opinions of counsel and other rights relating to the registration of a number of Shares equal to the number of Delivered Shares and other Shares deliverable hereunder up to the Maximum Deliverable Share Amount.

                          (d) Counterparty shall promptly pay to MLI a $0.04 per Share fee with all Shares delivered in connection with Net Physical Settlement pursuant to a Registration Statement.

                          (B) If Counterparty elects to deliver Shares as described in above clause (ii), then

                          (a) Counterparty shall afford MLI and any potential institutional purchaser of any Shares identified by MLI a reasonable opportunity to conduct a due diligence investigation with respect to Counterparty that is customary in scope for private placements of equity securities subject to execution of any customary confidentiality agreements;

                          (b) Counterparty shall enter into an agreement (a "PRIVATE PLACEMENT AGREEMENT") with MLI on commercially reasonable terms in connection with the private placement of such Shares by Counterparty to MLI or an affiliate and the private resale of such shares by MLI or such affiliate, substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance commercially reasonably satisfactory to MLI and Counterparty, which Private Placement Agreement shall include provisions relating to the indemnification of, and contribution in connection with the liability of, MLI and its affiliates, shall provide for the payment by Counterparty of all expenses in connection with such resale, including all reasonable and documented fees and expenses of counsel for MLI, shall contain representations, warranties and agreements of Counterparty reasonably necessary or advisable to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for such resales, and shall use reasonable best efforts to provide for the delivery of accountants' "comfort letters" to MLI or such affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the offering memorandum prepared for the resale of such Shares;

                          (c) MLI shall sell the Delivered Shares in a commercially reasonable manner (taking into account the objectives of realizing the highest price per Share available and completing the disposition of the requisite number of Shares within a reasonable period of time) until the amount received by MLI for the sale of the Shares (the "PROCEEDS AMOUNT") is equal to the Net Physical

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                          Settlement Amount. Any remaining Delivered Shares
                          shall be returned to Counterparty. If the Proceeds Amount is less than the Net Physical Settlement Amount, Counterparty shall promptly deliver upon notice from MLI additional Shares to MLI until the dollar amount from the sale of such Shares by MLI equals the difference between the Net Physical Settlement Amount and the Proceeds Amount. In no event shall Counterparty be required to deliver to MLI a number of Shares greater than the Maximum Deliverable Share Amount.

                          (C) Notwithstanding the foregoing: (I) if Counterparty has elected to deliver Shares as described in clause
                          (i) above and either (a) Counterparty does not provide for the sale of the Shares under the Registration Statement as provided in the Registration Rights Agreement or does not grant clearance for the use of the Registration Statement or (b) some Shares cannot be registered under the Registration Statement due to Rule 415(a)(4) under the Securities Act, then the provisions of sub-paragraph (B) shall apply to the extent Counterparty has not satisfied its obligations hereunder by the delivery of Shares pursuant to sub-paragraph (A). (II) If sub-paragraph (B) is applicable and Counterparty fails to satisfy its obligations under such sub-paragraph (B), then Counterparty may deliver unregistered Shares of equivalent value to the Net Physical Settlement Amount (or, if applicable, the unsatisfied portion thereof). The value of any unregistered Shares so delivered shall be discounted to reflect an appropriate liquidity discount (determined by MLI in good faith and in a commercially reasonable manner). (III) If some or all of the Delivered Shares cannot be used to close out stock loans in the shares of Counterparty entered into to establish or maintain short positions by MLI in connection with this Transaction without a prospectus being required by applicable law to be delivered to such lender, then the value of any such Delivered Shares shall reflect the cost (calculated in a commercially reasonable manner) to MLI of trading Shares in order to close out its hedge position if any, in all cases for purposes of calculating the Delivered Shares. In no event shall Counterparty be required to top-up the delivery in cash.

Limitations on Net
Physical Settlement
by Counterparty:          Notwithstanding anything herein or in the Agreement to
                          the contrary, the aggregate number of Shares that may be delivered at settlement by Counterparty shall not exceed a number of Shares ("MAXIMUM DELIVERABLE SHARE
                          AMOUNT") equal at any time to the lesser of (i)
                          1,366,171 Shares, as adjusted by MLI to account for any subdivision, stock-split, reclassification or similar dilutive event with respect to the Shares or
                          (ii) such number of Shares at which the issuance of additional Shares would cause Counterparty, in the sole good faith, reasonable judgment of Counterparty, to be in violation of Rule 4350(i) of the Marketplace
                          Rules of The NASDAQ Stock Market, Inc. in effect on the date hereof as a result of transactions entered into on or about the date hereof; PROVIDED that, in the event that the aggregate number of Shares otherwise deliverable hereunder is limited by the operation of clause (ii) of this paragraph, Counterparty agrees to use its commercially reasonable efforts to obtain shareholder approvals and take such other reasonable measures as are needed to permit the delivery hereunder of any Shares subject to such delivery limitation.

                          Counterparty represents and warrants that the number of Available Shares as of the Trade Date is greater than the Maximum Deliverable Share Amount. Counterparty covenants and agrees that Counterparty shall not take any action of corporate governance or otherwise to reduce the number of Available Shares below the Maximum Deliverable Share.

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                          For this purpose, "AVAILABLE SHARES" means the number
                          of Shares Counterparty currently has authorized (but not issued and outstanding) less the maximum number of Shares that may be required to be issued by Counterparty in connection with stock options, convertibles, and other commitments of Counterparty that may require the issuance or delivery of Shares in connection therewith.

DIVIDENDS:

Extraordinary Dividends:  Any and all dividends declared by the Issuer for which the ex-dividend date occurs during the period from, and including, the Trade Date to, and including, the date on which Counterparty has fully performed its obligations to deliver Shares hereunder.

ADJUSTMENTS:

Method of Adjustment:     Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

Consequences of Merger
Events:                   (a) Share-for-Share:  Modified Calculation Agent
                                                Adjustment

                          (b) Share-for-Other:  Cancellation and Payment
                                               (Calculation Agent Determination)

                          (c) Share-for-Combined: Cancellation and Payment
                                               (Calculation Agent Determination)

Tender Offer:             Applicable

Consequences of Tender
Offers:                   (a) Share-for-Share:  Modified Calculation Agent
                                                Adjustment

                          (b) Share-for-Other:  Cancellation and Payment
                                               (Calculation Agent Determination)

                          (c) Share-for-Combined: Component Adjustment
                                               (Calculation Agent Determination)

                          With respect to any Extraordinary Events hereunder, upon the occurrence of Cancellation and Payment in whole or in part, the parties agree that the amount to be paid, in accordance with the Equity Definitions, shall constitute a Transaction Early Termination Amount, subject to satisfaction by the payment or delivery of Shares as set forth in the Early Termination section below.

Nationalization,
Insolvency or Delisting:  Cancellation and Payment (Calculation Agent
                          Determination) (subject to satisfaction by payment or delivery of Shares as set forth in "Early Termination" below). In addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (or their respective successors, including without limitation the NASDAQ Global Market and NASDAQ Global

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                          Select Market); if the Shares are immediately
                          re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Determining Party:        MLI





ADDITIONAL DISRUPTION EVENTS:

     Change in Law:       Applicable; provided that Section 12.9(a)(ii) of the
                          Equity Definitions is hereby amended by replacing the phrase "will incur a materially increased cost in performing" with the following text: "has become commercially impracticable for it to perform".

     Failure to Deliver:  Not Applicable

     Insolvency Filing:   Applicable

     Hedging Disruption
     Event:               Applicable

     Increased Cost of
     Hedging:             Not Applicable

     Loss of Stock
     Borrow:              Applicable

     Maximum Stock Loan
     Rate:                1.00%

     Increased Cost of
     Stock Borrow:        Applicable

     Initial Stock Loan
     Rate:                0.25%

     Hedging Party:       MLI

     Determining Party:   MLI

NON-RELIANCE:             Applicable

AGREEMENTS AND
ACKNOWLEDGMENTS
REGARDING HEDGING
ACTIVITIES:               Applicable

ADDITIONAL
ACKNOWLEDGMENTS:          Applicable

OTHER PROVISIONS:
-----------------

Additional Agreements:    If Counterparty would be obligated (but for the
                          provisions of this paragraph) to pay cash to MLI pursuant to the terms of this Agreement for any reason, then such payment obligation shall be satisfied by the delivery to MLI of a number of Shares
                          (whether registered or unregistered) having a cash value equal to the amount of such payment obligation
                          (such number of Shares to be delivered to be determined by the Calculation Agent to determine the number of Shares that could be sold by MLI over a reasonable period of time to realize the cash equivalent of such payment obligation taking into account any applicable

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                          discount (determined in a commercially reasonable
                          manner) to reflect any restrictions on transfer as well as the market value of the Shares). Settlement relating to any delivery of Shares pursuant to this paragraph shall occur within a reasonable period of time. The number of Shares delivered pursuant to this paragraph shall not exceed the Maximum Deliverable Share Amount and shall be subject to the provisions under "Early Termination" hereof regarding Proceeds Amount.

Early Termination:        Notwithstanding any provision to the contrary, upon
                          the designation of an Early Termination Date hereunder, Counterparty's payment obligation in respect of this Transaction as determined in accordance with Second Method and Close-out Amount
                          (the "TRANSACTION EARLY TERMINATION AMOUNT") shall be satisfied by the delivery of a number of Shares equal to the Transaction Early Termination Amount divided by the Termination Price ("EARLY TERMINATION STOCK
                          SETTLEMENT"). "TERMINATION PRICE" means the market value per Share on the Early Termination Date, as determined by the Calculation Agent taking into account any applicable discount to reflect any restrictions on transfer as well as the market value of the Shares.

                          A number of Shares calculated as being due in respect of any Early Termination Stock Settlement will be deliverable on the third Clearance System Business Day following the date that notice specifying the number of Shares deliverable is effective; provided that, if Counterparty is delivering Shares as a result of a Merger Event, the Settlement Date for such delivery will be immediately prior to the effective time of the Merger Event and the Shares will be deemed delivered at such time such that MLI will be a holder of the Shares prior to such effective time.. Section 6(d)(i) of the Agreement is hereby amended by adding the following words after the word "paid" in the fifth line thereof: "or any delivery is to be made, as applicable."

                          On or prior to the Early Termination Date, or the date that notice that an Extraordinary Event has resulted in the cancellation or termination of the Transaction in whole or in part is effective, as applicable, if so requested by MLI upon advice of counsel, Counterparty shall enter into a registration rights agreement with MLI in form and substance reasonably acceptable to MLI which agreement will contain among other things, MLI's agreement to obtain clearance from Counterparty prior to its first use of the prospectus contained in the registration statement and thereafter on a monthly basis, to ensure that Counterparty has not imposed a "blackout period," customary representations and warranties and indemnification, restrictions on sales during "blackout dates" as provided for in the Registration Rights Agreement and shall satisfy the conditions contained therein and Counterparty shall file and diligently pursue to effectiveness a Registration Statement pursuant to Rule 415 under the Securities Act. If and when such Registration Statement shall have been declared effective by the Securities and Exchange Commission, Counterparty shall have made available to MLI such Prospectuses as MLI may reasonably request to comply with the applicable prospectus delivery requirements for the resale by MLI of such number of Shares as MLI shall specify (or, if greater, the number of Shares that Counterparty shall specify). Such Registration Statement shall be effective and Prospectus shall be current until the earliest of the date on which (i) all Shares delivered by Counterparty in connection with an Early Termination Date, (ii) MLI has advised Counterparty that it no longer requires that such Registration Statement be effective or (iii) all remaining Shares could be sold by MLI without registration pursuant to Rule 144 promulgated under the Securities Act (the "TERMINATION REGISTRATION PERIOD"). It is understood that the Registration Statement and Prospectus will cover a number of Shares equal to

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                          the number of Shares plus the aggregate number of
                          Shares (if any) reasonably estimated by MLI to be potentially deliverable by Counterparty in connection with Early Termination Stock Settlement hereunder, but in no event exceeding the Maximum Deliverable Share Amount. On each day during the Termination Registration Period Counterparty shall represent that each of its filings under the Securities Act, the Exchange Act or other applicable securities laws that are required to be filed have been filed and that, as of the respective dates thereof and as of the date of this representation, they do not contain any untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

                          If Counterparty does not deliver Shares subject to an effective Registration Statement as set forth above (or if some or all of the Shares delivered cannot be used to close out stock loans in the shares of Counterparty entered into to establish or maintain short positions by MLI in connection with this Transaction without a prospectus being required by applicable law to be delivered to such lender), the provisions of sub-paragraphs (B) and (C) set forth above under "Covenants Relating to Net Physical Settlement" shall apply, mutatis mutandis, as if the Net Physical Settlement Amount were the Transaction Early Termination Amount. In no event shall Counterparty be required to deliver to MLI a number of Shares greater than the Maximum Deliverable Share Amount.

Compliance With
Securities Laws:          Counterparty represents and agrees that it has
                          complied, and will comply, in connection with this Transaction and all related or contemporaneous sales and purchases of Shares, with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder, including, without limitation, Rule 10b-5 and 13e and Regulation M under the Exchange Act.

                          Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act by virtue of
                          Section 4(2) thereof. Accordingly, each party represents and warrants to the other party that (i) it has the financial ability to bear the economic risk of entering into the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined in Regulation D as promulgated under the Securities Act and (iii) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

                          Counterparty further represents and warrants that:

                          (a) Counterparty is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares);

                          (b) Counterparty represents and acknowledges that as of the date hereof and without limiting the generality of Section 13.1 of the Equity Definitions, MLI is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 149 or 150, EITF Issue No. 00-19 (or any successor issue statements) or under FASB's Liabilities & Equity Project;

                          (c) Counterparty is not, and after giving effect to the Transaction contemplated hereby, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                          (d) As of the Trade Date and each date on which a payment or delivery is made by Counterparty hereunder,
                          (i) the assets of Counterparty at their fair valuation exceed the liabilities of Counterparty, including contingent liabilities; (ii) the capital of Counterparty is adequate to conduct its business; and
                          (iii) Counterparty has the ability to pay its debts and other obligations as such obligations mature and does not intend to, or believe that it will, incur debt or other obligations beyond its ability to pay as such obligations mature.

Account Details:          Account for payments to Counterparty:

                              Bank of America, N.A.
                              Chattem, Inc.
                              ABA# 026009593
                              AIC# 002006442400

                          Account for payments to MLI:

                              Chase Manhattan Bank, New York
                              ABA#: 021-000-021
                              FAO: ML Equity Derivatives
                              A/C: 066213118

                          Account for delivery of Shares to MLI:

                              To be advised

Agreement Regarding
Shares: Counterparty agrees that, in respect of any Shares delivered to MLI, such Shares shall be, upon such delivery, duly and validly authorized, issued and outstanding, fully paid and non-assessable and subject to no adverse claims of any other party. The issuance of such Shares does not and will not require the consent, approval, authorization, registration or qualification of any government authority, except such as shall have been obtained on or before the delivery date of any Shares or in connection with any Registration Statement filed with respect to any Shares.

Bankruptcy Rights:        In the event of Counterparty's bankruptcy, MLI's
                          rights in connection with this Transaction shall not exceed those rights held by common shareholders. For the avoidance of doubt, the parties acknowledge and agree that MLI's rights with respect to any other claim arising from this Transaction prior to Counterparty's bankruptcy shall remain in full force and effect and shall not be otherwise abridged or modified in connection herewith.

Set-Off: Each party waives any and all rights it may have to set-off, whether arising under any agreement, applicable law, or otherwise.

Transfer:                 Neither party may transfer its rights or delegate its
                          obligations under this Transaction without the prior written consent of the other party, except that MLI may assign its rights and delegate its obligations hereunder, in whole or in part, to any of its affiliates (the "ASSIGNEE") without the prior written consent of Counterparty, effective upon delivery to Counterparty of an executed acceptance and assumption by the Assignee of the transferred obligations of MLI under this Transaction. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing MLI to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, MLI may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform MLI's obligations in respect of this Transaction and any such designee may assume such obligations. MLI shall be discharged of its obligations to Counterparty to the extent of any such performance.

Regulation:               MLI is regulated by The Securities and Futures
                          Authority Limited.

Indemnity:                Seller agrees to indemnify MLI, its Affiliates and
                          their respective directors, officers, agents and controlling parties (each such person being an "INDEMNIFIED PARTY") from and against any and all losses, claims, damages and liabilities, joint and several, to which such Indemnified Party may become subject because of a breach by Seller of any representation or covenant hereunder, in the Agreement or any other agreement relating to the Agreement or Transaction and will reimburse Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of, any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. Seller will not be liable under the foregoing Indemnity provision to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted from MLI's gross negligence or willful misconduct.

ADDITIONAL AGREEMENTS, REPRESENTATIONS AND COVENANTS OF COUNTERPARTY, ETC.:
---------------------------------------------------------------------------

(a) Counterparty hereby represents and warrants to MLI, on each day from the Trade Date to and including the earlier of (i) May 9, 2007, and (ii) the date by which MLI is able to initially complete a hedge of its position created by this Transaction, that:

     (1) it will not, and will not permit any person or entity subject to its control to, bid for or purchase Shares during such period except pursuant to transactions or arrangements which have been approved by MLI or an affiliate of MLI; and

     (2) it has publicly disclosed all material information necessary for it to be able to purchase or sell Shares in compliance with applicable federal securities laws and that it has publicly disclosed all material information with respect to its condition (financial or otherwise).

(b) No collateral shall be required by either party for any reason in connection with this Transaction.

(c) MLI shall not be entitled to exercise any Warrant or take delivery of any Shares deliverable hereunder, and Automatic Exercise shall not apply with respect to any Warrant, to the extent (but only to the extent) that the receipt of any Shares upon the exercise of such Warrant or otherwise hereunder would result in MLI, or its ultimate parent entity becoming, directly or indirectly, the beneficial owner (as such term is defined for purposes of Section 13(d) of the Exchange Act) at any time of more than 8.0 percent of the class of the Counterparty's outstanding equity securities that is comprised of the Shares (an "EXCESS SHARE OWNER").

     MLI shall provide prior notice to Counterparty if the exercise of any Warrant or delivery of Shares hereunder would cause MLI to become, directly or indirectly, an Excess Share Owner; provided that the failure of MLI to provide such notice shall not alter the effectiveness of the provisions set forth in the preceding sentence and any purported exercise or delivery in violation of such provisions shall be void and have no effect. If any delivery owed to MLI hereunder is not made, in whole or in part, as a result of this provision, Counterparty's obligation to make such delivery shall not be extinguished and Counterparty shall make such delivery as promptly as practicable after MLI gives notice that such delivery would not result in MLI being an Excess Share Owner.

     If MLI is not entitled to exercise any Warrant because such exercise would cause MLI to become, directly or indirectly, an Excess Share Owner and MLI thereafter disposes of Shares owned by it or any action is taken that would then permit MLI to exercise such Warrant without such exercise causing it to become, directly or indirectly, an Excess Share Owner, then MLI shall provide notice of the taking of such action to Counterparty and such Warrant shall then become exercisable by MLI to the extent such Warrant is otherwise or had otherwise become exercisable hereunder. In such event, the Expiration Date with respect to such Warrant shall be the date on which Counterparty receives such notice from MLI, and the related Settlement Date shall be as soon as reasonably practicable after receipt of such notice but no more than three (3) Exchange Business Days thereafter (but in no event shall the Settlement Date occur prior to the date on which it would have otherwise occurred but for the provisions of this subsection); provided that the related Net Physical Settlement Amount shall be the same as the Net Physical Settlement Amount but for the provisions of this subsection. In addition, within 30 calendar days of a Settlement Date, Counterparty shall use its reasonable efforts to refrain from activities that could reasonably be expected to result in MLI's ownership of Shares exceeding 10% of all issued and outstanding Shares.

MATTERS RELATING TO AGENT:
--------------------------

1. MLPFS will be responsible for the operational aspects of the Transactions effected through it, such as record keeping, reporting, and confirming Transactions to Counterparty and MLI;

2. Unless MLI is a "major U.S. institutional investor," as defined in Rule 15a-6 of the Exchange Act, neither Counterparty not MLI will contact the other without the direct involvement of MLPFS;

3. MLPFS's sole role under this Agreement and with respect to any Transaction is as an agent of Counterparty and MLI on a disclosed basis and MLPFS shall have no responsibility or liability to Counterparty or MLI hereunder except for gross negligence or willful misconduct in the performance of its duties as agent. MLPFS is authorized to act as agent for MLI, but only to the extent expressly required to satisfy the requirements of Rule 15a-6 under the Exchange Act in respect of the Options described hereunder. MLPFS shall have no authority to act as agent for Counterparty generally or with respect to transactions or other matters governed by this Agreement, except to the extent expressly required to satisfy the requirements of Rule 15a-6 or in accordance with express instructions from Counterparty.

ISDA MASTER AGREEMENT:
----------------------

With respect to the Agreement, MLI and Counterparty each agree as follows:

"SPECIFIED ENTITY" means in relation to Seller and in relation to Counterparty for purposes of this Transaction: Not applicable.

"SPECIFIED TRANSACTION" means any transaction (whether now existing or hereinafter entered into, including any agreement with respect thereto) relating to Shares between Counterparty and Seller that qualifies as `equity' under applicable accounting rules.

The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of the Agreement will not apply to MLI and Counterparty.

The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of the Agreement will not apply to MLI or to Counterparty.

PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the Agreement:
(i) Loss shall apply; and (ii) the Second Method shall apply.

"TERMINATION CURRENCY" means USD.

TAX REPRESENTATIONS.

(I) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the Agreement, each party represents to the other party that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Agreement) to be made by it to the other party under the Agreement. In making this representation, each party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement; provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(II) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, each party makes the following representations to the other party:

     (i) MLI represents that it is a company organized under the laws of England and Wales.

     (ii) MLI represents that it is a "non-withholding foreign partnership" for United States Federal income tax purposes and each partner of MLI is a "non-U.S. branch of a foreign person" for purposes of section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations and a "foreign person" for purposes of section 1.6041-4(a)(4) of the United States Treasury Regulations.

     (iii) MLI represents that no partner of MLI is (i) a bank that has entered into this Agreement in the ordinary course of its trade or business of making loans, as described in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) a 10% shareholder of Counterparty within the meaning of Code section 871(h)(3)(B), or
          (iii) a controlled foreign corporation with respect to Counterparty within the meaning of Code section 881(c)(3)(C).

     (iv) Counterparty represents that it is a corporation incorporated under the laws of the state of Tennessee, U.S.A.

DELIVERY REQUIREMENTS. For the purpose of Sections 4(a)(i) and (ii) of the Agreement, each party agrees to deliver the following documents:

(a)  Tax forms, documents or certificates to be delivered are:

MLI agrees to complete (accurately and in a manner reasonably satisfactory to Counterparty), execute, and deliver to Counterparty, United States Internal Revenue Service Form W-8 IMY and all required attachments, or any successor of such form(s): (i) before the first payment date under this agreement; (ii) promptly upon reasonable demand by Counterparty; and (iii) promptly upon learning that any such Form previously provided by MLI has become obsolete or incorrect.

Counterparty agrees to complete (accurately and in a manner reasonably satisfactory to MLI), execute, and deliver to MLI, United States Internal Revenue Service Form W-9 or W-8 BEN, or any successor of such form(s): (i) before the first payment date under this agreement; (ii) promptly upon reasonable demand by MLI; and (iii) promptly upon learning that any such form(s) previously provided by Counterparty has become obsolete or incorrect.(b) Other documents to be delivered:

-----------------    ------------------------------    -------------------------    -----------------------
PARTY REQUIRED TO    DOCUMENT REQUIRED                                              COVERED BY SECTION 3(d)
DELIVER DOCUMENT     TO BE DELIVERED                   WHEN REQUIRED                REPRESENTATION
-----------------    ------------------------------    -------------------------    -----------------------
Counterparty         Evidence of the authority and     Upon or before execution               Yes
                     true signatures of each           and delivery of this
                     official or representative        Confirmation
                     signing this Confirmation
-----------------    ------------------------------    -------------------------    -----------------------
Counterparty         Certified copy of the             Upon or before execution               Yes
                     resolution of the Board of        and delivery of this
                     Directors or equivalent           Confirmation
                     document authorizing the
                     execution and delivery of this
                     Confirmation and such other
                     certificate or certificates as
                     MLI shall reasonably request
-----------------    ------------------------------    -------------------------    -----------------------

                                       14

-----------------    ------------------------------    -------------------------    -----------------------
MLI                  Guarantee of its Credit           Upon or before execution               Yes
                     Support Provider,                 and delivery of this
                     substantially in the form of      Confirmation
                     Exhibit A attached hereto,
                     together with evidence of the
                     authority and true signatures
                     of the signatories, if
                     applicable
-----------------    ------------------------------    -------------------------    -----------------------

ADDRESSES FOR NOTICES:  For the purpose of Section 12(a) of the Agreement:

ADDRESS FOR NOTICES OR COMMUNICATIONS TO MLI FOR ALL PURPOSES:

       Address:       Merrill Lynch International
                      Merrill Lynch Financial Centre
                      2 King Edward Street
                      London EC1A 1HQ
       Attention:     Manager, Fixed Income Settlements
       Facsimile No.: 44 207 995 2004
       Telephone No.: 44 207 995 3769

ADDRESS FOR NOTICES OR COMMUNICATIONS TO COUNTERPARTY FOR ALL PURPOSES:


       Address:       Chattem, Inc.
                      1715 West 38th Street
                      Chattanooga, TN  37409
       Attn:          Theodore K. Whitfield, Jr., General Counsel
       Tel: 423-822-3625
       Fax: 423-821-6423

PROCESS AGENT: For the purpose of Section 13(c) of the Agreement, MLI appoints as its process agent:

       Address:       Merrill Lynch, Pierce, Fenner & Smith Incorporated
                      222 Broadway, 16th Floor
                      New York, New York 10038
       Attention:     Litigation Department

       Counterparty does not appoint a Process Agent.

MULTIBRANCH PARTY. For the purpose of Section 10(c) of the Agreement: Neither MLI nor Counterparty is a Multibranch Party.

CALCULATION AGENT.  The Calculation Agent is MLI.

CREDIT SUPPORT DOCUMENT.

MLI: Guarantee of ML & Co. in the form attached hereto as Exhibit A.

Counterparty:  Not Applicable

CREDIT SUPPORT PROVIDER.

With respect to MLI: ML & Co.

With respect to Counterparty:  Not Applicable.

GOVERNING LAW. This Confirmation will be governed by, and construed in accordance with, the laws of the State of New York.

WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

NETTING OF PAYMENTS. The provisions of Section 2(c) of the Agreement shall not be applicable to this Transaction.

BASIC REPRESENTATIONS. Section 3(a) of the Agreement is hereby amended by the deletion of "and" at the end of Section 3(a)(iv); the substitution of a semicolon for the period at the end of Section 3(a)(v) and the addition of Sections 3(a)(vi), as follows:

     ELIGIBLE CONTRACT PARTICIPANT; LINE OF BUSINESS. Each party agrees and represents that it is an "eligible contract participant" as defined in
     Section 1a(12) of the U.S. Commodity Exchange Act, as amended ("CEA"), this Agreement and the Transaction thereunder are subject to individual negotiation by the parties and have not been executed or traded on a "trading facility" as defined in Section 1a(33) of the CEA, and it has entered into this Confirmation and this Transaction in connection with its business or a line of business (including financial intermediation), or the financing of its business.

ACKNOWLEDGEMENTS:

     (a) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to this Transaction, except as set forth in this Confirmation.

     (b)  The parties hereto intend for:

          (i)  this Transaction to be a "securities contract" as defined in
               Section 741(7) of Title 11 of the United States Code (the "BANKRUPTCY CODE") and a "swap agreement" as defined in Section 101(53C) of the Bankruptcy Code, qualifying for the protections, among other sections, under Section 555 and Section 560 of the Bankruptcy Code;

          (ii) a party's right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a "contractual right" as defined in the Bankruptcy Code;

          (iii) all payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute "settlement payments" as defined in the Bankruptcy Code.

     (c) The parties acknowledge and agree that in the event of an Early Termination Date as a result of an Event of Default, the amount payable under the Agreement will be an amount calculated as described therein and that any delivery specified in this Transaction will no longer be required.

AMENDMENT OF SECTION 6(d)(II). Section 6(d)(ii) of the Agreement is modified by deleting the words "on the day" in the second line thereof and substituting therefor "on the day that is three Local Business Days after the day".

Section 6(d)(ii) is further modified by deleting the words "two Local Business Days" in the fourth line thereof and substituting therefor "three Local Business Days."

AMENDMENT OF DEFINITION OF REFERENCE MARKET-MAKERS. The definition of "Reference Market-Makers" in Section 14 is hereby amended by adding in clause (a) after the word "credit" and before the word "and" the words "or to enter into transactions similar in nature to the Transactions."

CONSENT TO RECORDING. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation. To the extent that one party records telephone conversations (the "Recording Party") and the other party does not (the "Non-Recording Party"), the Recording Party shall in the event of any dispute, make a complete and unedited copy of such party's tape of the entire day's conversations with the Non-Recording Party's personnel available to the Non-Recording Party. The Recording Party's tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party's policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

DISCLOSURE. Each party hereby acknowledges and agrees that MLI has authorized Counterparty to disclose this Transaction and any related hedging transaction between the parties if and to the extent that Counterparty reasonably determines (after consultation with MLI) that such disclosure is required by law or by the rules of the NASDAQ Global Market or any securities exchange.

SEVERABILITY. If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

AFFECTED PARTIES. For purposes of Section 6(e) of the Agreement, each party shall be deemed to be an Affected Party in connection with Illegality and any Tax Event.

                      [SIGNATURES FOLLOW ON SEPARATE PAGE]

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                          Very truly yours,


                                          MERRILL LYNCH INTERNATIONAL


                                          By: /s/ William Morley
                                              --------------------------------
                                          Name:   William Morley



Confirmed as of the date first above written:

CHATTEM, INC.


By:    /s/ Theodore K. Whitfield, Jr.
    ------------------------------------
Name:  Theodore K. Whitfield, Jr.
Title: Vice President, General Counsel
       and Secretary



Acknowledged and agreed as to matters to the Agent:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
Solely in its capacity as Agent hereunder


By: /s/ Fran Jacobsen
    ------------------------------------
Name:   Fran Jacobsen

                                                                       EXHIBIT A
                                                                       ---------

                     GUARANTEE OF MERRILL LYNCH & CO., INC.

               FOR VALUE RECEIVED, receipt of which is hereby acknowledged, MERRILL LYNCH & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware ("ML & Co."), hereby unconditionally guarantees to Chattem, Inc. (the "Company"), the due and punctual payment of any and all amounts payable by Merrill Lynch International, a company organized under the laws of England and Wales ("ML"), under the terms of the Confirmation of OTC Warrant Transaction between the Company and ML (ML as Buyer), dated as of April 10, 2007 (the "Confirmation"), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of ML punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML & Co.'s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of ML or otherwise, all as though such payment had not been made.

               ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Confirmation; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against ML or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Confirmation. This Guarantee shall continue to be effective if ML merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

               ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of ML; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against ML.

               ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.

               This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

               This Guarantee may be terminated at any time by notice by ML & Co. to the Company given in accordance with the notice provisions of the Confirmation, effective upon receipt of such notice by the Company or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect with respect to any obligation of ML under the Confirmation.

               This Guarantee becomes effective concurrent with the effectiveness of the Confirmation, according to its terms.

               IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.




                                      MERRILL LYNCH & CO., INC.



                                      By: /s/ Patricia Kropiewnicki
                                          --------------------------------------
                                          Name:  Patricia Kropiewnicki
                                          Title: Designated Signatory
                                          Date:  April 11, 2007